Jefferies 2013 Global Industrials Conference August 14, 2013 Patrick Decker, President and CEO © 2013 Harsco Corporation, All Rights Reserved. Exhibit 99.1

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© 2013 Harsco Corporation, All Rights Reserved.
Administrative Items
Safe Harbor
This presentation contains forward-looking statements based on management’s current expectations, estimates and projections.  All statements that address expectations or projections about the future, including statements about the
Company’s strategy for growth, product development, market position, expected expenditures and financial results are forward-
looking statements. Some of the forward-looking statements may be identified by words like “may,” “could,” “believes,”
“expects,” “anticipates,” “plans,” “intends,” “projects,” “indicates,” and similar expressions.  These statements are not guarantees of future performance and involve a number of risks, uncertainties and assumptions.  Many factors, including those discussed more fully elsewhere in this presentation and in documents filed with the Securities and Exchange Commission by
Harsco, particularly its latest annual report on Form 10-K and quarterly report on Form 10-Q, as well as others, could cause results to differ materially from those stated.  These factors include, but are not limited to, changes in the worldwide business environment in which the Company operates, including general market conditions; changes in the performance of the equity and debt markets; changes in governmental laws and regulations; market and competitive changes, including pricing pressures, market demand and acceptance for new products, services, and technologies; unforeseen business disruptions in one or more of the many countries in which the Company operates; the seasonal nature of the Company’s business; our ability to successfully enter into new contracts and complete new acquisitions in the timeframe contemplated; the financial condition of the Company’s customers; the successful integration of the Company’s strategic acquisitions; the Company’s ability to successfully implement its strategic initiatives and portfolio optimization; and the amount and timing of repurchases of the
Company’s common stock, if any. The Company undertakes no duty to update forward-looking statements.
Non-GAAP Measures
This presentation contains non-GAAP financial information including adjusted operating income margin, adjusted diluted earnings per share from continuing operations, free cash flow and adjusted return on invested capital. These non-GAAP measures exclude special items in certain fiscal periods. For a reconciliation of these non-GAAP measures to U.S. GAAP results and the Company’s rationale for its usage of non-GAAP measures, please see the Appendix .

HARSCO

HARSCO
METALS & MINERALS

HARSCO
INFRASTRUCTURE

HARSCO
RAIL

TRT-909

HARSCO
INDUSTRIAL

HARSCO

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© 2013 Harsco Corporation, All Rights Reserved.
Harsco at a Glance
Revenue: $1,404M
Global Market
Leader
Multi-industry exposure through four market-leading segments
2012 Total Revenues of $3,046M
18,500 Employees Across 50 Countries
Revenue: $937M
Global Market
Leader
Revenue: $352M
Global Leader in
Track Maintenance
Revenue: $353M
Leader in air cooled
heat exchangers
2012 Revenue Mix
Services
77%
Products
23%
2012 Revenues by Geography
W. Europe
35%
N. America
39%
Rest of
World 26%

($ in billions)
Revenues and Market Cap
$5.4
$4.0
$3.0
$3.0
$3.3
$3.0
$3.7
$2.2
$2.6
$2.3
$1.7
$1.9
2007
2008
2009
2010
2011
2012
Revenues
Market Cap (year end)

Adjusted Diluted EPS * (Continuing Operations)
2012
$1.19
2011
$1.31
2010
$0.91
2009
$1.66
2008
$2.92
2007
$3.01

Free Cash Flow*
($ in millions)
$292
$242
$142
$45
$27
$60
2007
2008
2009
2010
2011
2012

HARSCO

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© 2013 Harsco Corporation, All Rights Reserved.
Historical Harsco Performance
*Adjusted diluted earnings per share from continuing operations, free cash flow and adjusted return on invested capital are non-GAAP measures. See the Appendix for a reconciliation to GAAP results.
Performance reflects weakness in end markets and need for better execution

| | Patrick Decker | Nick Grasberger |
|---|---|---|
| Title | President and CEO | SVP and CFO |
| Joined | September 2012 | April 2013 |
| Experience | 25 years operations and finance | 25 years finance and operations |
| Most Recent | Tyco International<br>President, Tyco Flow Control<br>CFO Tyco Engineered Products | Fenner, plc<br>MD Precision Polymers Division |
| Previous | Bristol-Myers Squibb<br>CFO Mead Johnson Nutrition<br>Various Overseas Finance/Op Roles | Armstrong World Industries<br>CEO Building Products<br>CFO Armstrong Holdings |
| | Price Waterhouse | CFO Kennametal |
| | | H.J. Heinz<br>Various financial roles, last as Corporate Treasurer |

HARSCO

| 4 © 2013 Harsco Corporation, All Rights Reserved. New Executive Management

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© 2013 Harsco Corporation, All Rights Reserved.
CEO Perspective
2Q 2013 EPS of $0.30 in guidance range
Dissatisfaction with
Cash flow performance in 1H 2013
Near-term outlook
Metals & Minerals (M&M) performance in 2Q 2013
Pace of progress to improve results
End markets are very challenging
Need for better execution

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© 2013 Harsco Corporation, All Rights Reserved.
Improvement Actions
Operational Process
Implement a structured and
disciplined approach to simplify
and streamline processes
Reduce number of initiatives
Focus on customer needs
Extend CI adoption
Start with M&M; Other
businesses in 2013/2014
Return to basics; Bottom-up
approach
Enhance competitive position
Portfolio Optimization
Challenged portfolio
Go-forward portfolio profile
Sustainable competitive
advantage
Position for long-term growth
Deliver strong free cash flow
through business cycles
Have attractive ROIC profiles
Reduce Company’s exposure
over time to highly cyclical and
correlated end markets
Complementary actions
expected to lead to stronger execution and results

$1,600
$1,500
$1,400
$1,300
$1,200
$1,100
$1,000
Millions
$1,462
$1,588
$1,404
8.1%
7.7%
6.9%
9%
7%
5%
2010
2011
2012
Revenues
Adj. OI Margin*

Western Europe 39%
North America 28%
Latin America 17%
Asia Pacific 8%
Middle East & Africa 4%
Eastern Europe 4%

50
40
30
20
LST in millions
88%
80%
72%
64%
1Q 11
2Q 11
3Q 11
4Q 11
1Q 12
2Q 12
3Q 12
4Q 12
1Q 13
2Q 13
LST
Mill Utilization

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© 2013 Harsco Corporation, All Rights Reserved.
Metals & Minerals at a Glance
Harsco Profile
Revenues and Adjusted OI Margin*
Market Drivers
*Adjusted operating margin is a non-GAAP measure. See the
Appendix for a reconciliation to GAAP results.
.
World’s largest provider of on-site, outsourced
services to the metals industries
Provide environmental solutions for global
metals and resource recovery
Mineral-based by-products for commercial and
industrial uses
2012 Revenues by Geography

CUSTOMER VALUE
RETURNS

50%
40%
30%
20%
10%
0%
Basic Logistics
High-Value Logistics
Resource Recovery
Environment Services & Other
2012
2011

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© 2013 Harsco Corporation, All Rights Reserved.
Climbing the Value Chain Drives Improved
Growth Profile and Returns
LOW
HIGH
LOW
HIGH
ENVIRON SVCS/
BY-PRODUCTS
RESOURCE
RECOVERY
LOGISTICS
Summary of Major Contract Wins
Customer Market Primary Field of Play*
Term
(Years)
Estimated Value
Essar India RR 15 $160M
Jindal Group India RR 10+ $325 M
TISCO China RR and Env. 25 $500 M
Tangshan China RR and Env. 20 $375 M
Gerdau (renewal) Brazil Confidential
Revenues by Field of Play
RR: Resource Recovery, Env.: Environmental Services.
*Harsco provides some logistics services, mostly to support the primary field of play.

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© 2013 Harsco Corporation, All Rights Reserved.
Metals & Minerals
Strengths
Leading global market position
Services critical to sustaining
customer operations
Relationships with top-tier global
customers
Value proposition highly relevant
in attractive emerging markets
Long-term (multi-year) service
contracts
Lower cost structure due to prior
restructuring actions
Contract renewal discipline
Challenges
Global steel industry remains
challenged, particularly in
developed markets
Capital intensive business largely
dependent on customer
production volumes for attractive
returns
Need to
continue wins in emerging markets
accelerate our CI journey
lower capital intensity
bring new technologies to market

Millions
$1,200
$1,100
$1,000
$900
$800
$700
$600
$500
1%
-1%
-3%
-5%
-7%
$1,032
$1,108
$937
-5.9%
-3.4%
-2.8%
2010
2011
2012
Revenues
Adj. OI Margin*

Western Europe 55%
North America 18%
Latin America 6%
Asia Pacific 7%
Middle East & Africa 9%
Eastern Europe 5%

CAGR 4.2%
$8.0
$7.0
$6.0
$5.0
$6.0
$6.1
$6.4
$6.7
$7.1
$7.4
2011
2012
2013
2014
2015
2016

HARSCO

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© 2013 Harsco Corporation, All Rights Reserved.
Infrastructure at a Glance
Harsco Profile
2012 Revenues by Geography
Revenues and Adjusted OI Margin*
Market Driver: Global Construction Spending
Source: IHS Global Insight, 1Q 2013
($ in trillions)
*Adjusted operating margin is a non-GAAP measure. See the
Appendix for a reconciliation to GAAP results.
.
A comprehensive access and forming
solutions provider to major infrastructure and
construction projects
Provide suite of plant construction, upgrade
and maintenance services  to various
industrial sectors

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© 2013 Harsco Corporation, All Rights Reserved.
Infrastructure Focus Areas
Global project management
to drive top line growth
More efficient yard
management for improved
operational efficiency and
better customer service
Common engineering
standards to leverage
innovation and lower capital
intensity

| | doka | PERI | R·M·D | Aluma Systems / ULMA | SAFWAY | Layher | Lavendon Group plc | HARSCO |
|---|---|---|---|---|---|---|---|---|
| | ✓ | ✓ | ✓ | ✓ | | | | ✓ |
| | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | | ✓ |
| | | ✓ | ✓ | ✓ | ✓ | ✓ | | ✓ |
| | | | | | ✓ | | | ✓ |
| | | | | | | | ✓ | ✓ |
| | | ✓ | | | | ✓ | | ✓ |
| | ✓ | ✓ | ✓ | ✓ | | | | ✓ |
| | ✓ | ✓ | | ✓ | ✓ | ✓ | ✓ | ✓ |

HARSCO

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© 2013 Harsco Corporation, All Rights Reserved.
Competitive Landscape
Construction Services
Services Provided
Formwork
Shoring
Non-Mechanical Access
Masts & Suspended Access
Platforms
Roofing & Shelters
Site & Safety
Training Services
_____________________
Note:  All service offerings not in all geographies.  Grey shading represents Harsco Infrastructure’s key service offering.
Leveraging service and geographic portfolio to capture larger share of customer projects

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© 2013 Harsco Corporation, All Rights Reserved.
Infrastructure
Strengths
Reputation for quality and safety
Breadth of geographic and
service profile
Up-front engineering and design
expertise
Lower cost structure due to prior
restructuring actions
Challenges
Commercial construction
recovery slower than expected
Concentration in Europe
Need to
drive top-line growth through
larger project wins
improve execution capability in
attractive markets
build CI discipline, particularly in
yard management

Millions
$375
$325
$275
$225
$175
32%
27%
22%
17%
12%
$313
$90
21.1%
$223
$300
$50
16.9%
$250
$352
$84
15.9%
$268
$302
$30
$272
2010
2011
2012
2013 E
China MOR
Base
OI Margin

COMPASS

HARSCO

HARSCO

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© 2013 Harsco Corporation, All Rights Reserved.
Rail at a Glance
Harsco Profile
Products and Services
2012 Revenues by Market Destination
Western Europe
11%
North America
40%
Rest of the World
49%
Growth                                     -4%                17%                 -14%
Growth ex MOR                     12%                  7%       2%
*Adjusted operating margin is a non-GAAP measure. See the
Appendix for a reconciliation to GAAP results.
.
A global leader in railway track maintenance
equipment, services and solutions
Provides the industry's broadest range of equipment,
parts and contract services for railway track maintenance
and new track construction, including rail grinding, track
surfacing, and track stabilization
Customers include private and government-owned
railroads and urban mass transit systems worldwide
Revenues and Adjusted OI Margin*

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© 2013 Harsco Corporation, All Rights Reserved.
Expanding the Global Base
China
•8 metro grinders in 2 years
•Aftermarket growth
•Private operator market growing
•Technical service contracting
Japan
•Rail grinder win
•Surfacing product expansion
•Grinder replacement
Brazil & Peru
•Surfacing product win
•Grinding product growth
UK / Europe
•New rail grinder delivered
•Incremental rail grinder win
•Incremental contract service opportunities
•New product development
Middle East
•Aftermarket growth
•Saudi new rail investment
•UAE new track project
•GCC railway network
Canada
•
Multiple surfacing product wins
•
Hy-Rail re-entry
Australia / NZ
•Multiple surfacing product wins
India
•DFCC qualifications
•NTC projects
•Metro market
growth
United States & Mexico
•New stabilizers delivered
•Spreader-ditcher reintroduction
•Expansion of drone technology
•Aftermarket sales growth
•Incremental new product development
Southeast Asia/Far East
•Rail grinder win
•Metro market growing
•SEA high-speed connection to China
Africa
•Surfacing product win
•Freight market growing
Russia
•Privatization of rail operations

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© 2013 Harsco Corporation, All Rights Reserved.
Rail
Strengths
Well positioned in an
attractive end market
Expanding global presence in
high growth markets
Growing aftermarket service
and repair business
Strong track record of
attractive growth and returns
Early adopters of CI
Challenges
Completion of large multi-
year China order – difficult
near-term financial
comparisons
Relatively niche business;
assessing growth
opportunities in both core
and adjacent markets

$400
$300
$200
$100
$-
Millions
$232
$306
$353
18.5%
16.5%
17.1%
22%
17%
12%
2010
2011
2012
Revenues
OI Margin

Harsco Industrial AXC Bookings vs. Oil
Bookings
Oil
AXC Bookings
End of Month Oil Price
$110
$105
$100
$95
$90
$85
$80
$75
$70
Oct-11
Nov-11
Dec-11
Jan-12
Feb-12
Mar-12
Apr-12
May-12
Jun-12
Jul-12
Aug-12
Sep-12
Oct-12
Nov-12
Dec-12
Jan-13
Feb-13
Mar-13
Apr-13
May-13

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© 2013 Harsco Corporation, All Rights Reserved.
Industrial at a Glance
Harsco Profile
2012 Revenues by Market
North America
90%
Rest of the World
10%
Revenues and OI Margin
Market Driver
A market leader in energy-efficient air-cooled
heat exchangers, heat transfer systems, and
industrial grating products
Significant growth potential through
globalization of the business

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© 2013 Harsco Corporation, All Rights Reserved.
Industrial Products
Air-cooled heat exchangers for
natural gas compression and
pipeline distribution
Steel grating for industrial and
commercial flooring and safety
walkways
Energy efficient heat transfer systems
for heating and hot water service in
large commercial and institutional
buildings

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© 2013 Harsco Corporation, All Rights Reserved.
Industrial
Strengths
Well positioned in attractive
industries
Growing aftermarket
business
Strong track record of
generating attractive growth
and returns
Early adopters of CI
Challenges
Three niche businesses;
current scale is limited
Need to
expand into overseas energy
markets
accelerate bringing new product
offerings to market
assess opportunities to grow
core and adjacent markets

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© 2013 Harsco Corporation, All Rights Reserved.
Overall Focus Areas to Improve Returns
Build a robust CI culture
Lower the capital intensity of the business
Grow the businesses via market expansion & innovation
Upgrade leadership talent and depth
Simplify and streamline operational processes
Improve the portfolio mix
Focus.       Align.       Execute.

600
500
400
300
200
100
-
2009
2010
2011
2012
2013 E
2014 E
Actual
Plan

3,500
3,000
2,500
2,000
1,500
1,000
500
-
2009
2010
2011
2012
2013 E
2014 E
Actual
Plan

HARSCO

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© 2013 Harsco Corporation, All Rights Reserved.
Build Robust CI Culture
2012
2013
Lean/Kaizen Activities
Employees Engaged in CI Events
Reaffirmed CI as core principle
Re-launched CI in Infrastructure and
M&M
Expanded CI into all corporate
functions
Launched Lean Six Sigma
Staff CI leadership roles
Advance CI maturity across all
businesses
Expand Green and Black Belt
certifications
Deploy CI to working capital and cash
return improvement
Implement Voice of Customer
methods to drive improved service
and innovation

$444
$458
$165
$192
$313
$265
$270
$247
$248
$87
$84
$135
$127
$101
$197
$210
$78
$108
$178
$138
$169
2007
2008
2009
2010
2011
2012
2013 E
Maintenance
Growth

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© 2013 Harsco Corporation, All Rights Reserved.
Lower the Capital Intensity
Continue disciplined approval
and capital allocation process
Deploy global asset
management in Metals
Invest to grow Rail and
Industrial
Capital Expenditures
($ in millions)
Total Capex as % Total Harsco Revenues
2007 2008 2009 2010 2011 2012
12.0% 11.5% 5.5% 6.3% 9.5% 8.7%

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© 2013 Harsco Corporation, All Rights Reserved.
Grow Top Line via Market Expansion and
Innovation
Shift of steel production to emerging
markets
Strong track record of international
expansion in Rail
Infrastructure focus on market share
growth
Expand to serve global energy production
growth
2012 Revenues by Geography
Market Expansion
Compass telematics in Rail
New resource recovery and
environmental services in
Metals
Platinum forming product in
Infrastructure
Healthy backlog of new
product development in
Industrial
Innovation
North America
39%
Rest of World
26%
Western
Europe
35%

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© 2013 Harsco Corporation, All Rights Reserved.
Portfolio Assessment Attributes
Long-term attractiveness of the end markets served
Quality of value proposition for each business
Degree of competitive strength and differentiation
Long-term growth and financial return profile
Execution capability

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© 2013 Harsco Corporation, All Rights Reserved.
Key Takeaways
New executive team focused on improving financial returns of the company
Early stage deployment of CI
Shifting service and product mix to higher value offerings
Expanding presence in key growth markets
Taking actions to
Simplify operational processes
Optimize the portfolio
Opportunity for significant value creation

Jefferies 2013 Global Industrials Conference August 14, 2013 Appendix © 2013 Harsco Corporation, All Rights Reserved.

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© 2013 Harsco Corporation, All Rights Reserved.
Non-GAAP Reconciliation
Adjusted Diluted Earnings per Share from Continuing Operations (a)
2007 2008 2009 2010 2011 2012
GAAP diluted EPS from continuing operations 3.01 $       2.92 $       1.66 $       0.14 $       (0.12) $      (3.15) $
Special items:
- Goodwill impairment charge - Harsco Infrastructure (b) -            -            -            -            -            3.29
- Restructuring charges (c) -            -            -            0.77          1.05          1.06
- Charges to exit Harsco Metals & Minerals contract (d) -            -            -            -            -            0.07
- Gains associated with exited countries - Harsco Infrastructure (e) -            -            -            -            -            (0.10)
- Former CEO separation expense (f) -            -            -            -            -            0.04
- Gains on pension curtailment - Harsco Metals & Minerals (g) -            -            -            -            -            (0.02)
- One-time Harsco Rail benefit (h) -            -            -            -            (0.07)         -
- Non-cash tax charge (i) -            -            -            -            0.45          -
Adjusted diluted EPS from continuing operations 3.01 $       2.92 $       1.66 $       0.91 $       1.31 $       1.19 $
(a)
(b)
(c)
(d)
(e)
(f)
(g)
(h)
(i)
Year Ended December 31
Non-cash goodwill impairment charge in Harsco Infrastructure ($265.0 million pre-tax).
Charges resulting from the Company's previously announced Fourth Quarter 2010 Harsco Infrastructure and 2011/2012
Restructuring Programs (Harsco Infrastructure 2010 $84.4 million pre-tax, 2011 $87.6 million pre-tax, 2012 $88.6 million pre-
tax; Harsco Metals & Minerals 2011 $12.8 million pre-tax, 2012 $5.5 million pre-tax).
Non-cash gains related to the closure of operations in certain countries in Harsco Infrastructure.
Charges as a result of exiting an underperforming contract in Harsco Metals & Minerals ($7.6 million pre-tax).
Pension curtailment gains in Harsco Metals & Minerals ($1.7 million pre-tax).
Non-cash tax charge against U.K. deferred tax assets ($36.8 million after-tax).
Reduction of estimated costs related to the first phase of Harsco Rail's large China order ($8.0 million pre-tax).
Separation expense for former CEO ($4.1 million pre-tax).
The Company's management believes diluted earnings (loss) per share from continuing operations excluding special items, a non-GAAP financial measure, is meaningful to investors because it provides an overall understanding of the Company's historical and future prospects. Exclusion of special items permits evaluation and comparison of results for the Company's core business operations, and it is on this basis that management internally assesses the Company's performance. This measure should be considered in addition to, rather than as a substitute for, other information provided in accordance with
GAAP.

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© 2013 Harsco Corporation, All Rights Reserved.
Non-GAAP Reconciliation
Free Cash Flow (a)
($ in millions)
2007 2008 2009 2010 2011 2012
Net cash provided by operating activities 472 $        574 $        434 $        401 $        299 $        199 $
Plus cash payments for restructuring charges -            -            -            11             23             81
Less maintenance capital expenditures (b) (197)          (210)          (78)            (108)          (178)          (138)
Less growth capital expenditures (c) (247)          (248)          (87)            (84)            (135)          (127)
Plus capital expenditures for strategic ventures (d) -            -            -            -            1               13
Plus proceeds from sales of assets (e) 17             26             23             22             17             32
Free Cash Flow 45 $          142 $        292 $        242 $        27 $          60 $
(a)
(b)
(c)
(d)
(e) Asset sales are a normal part of the business model, primarily for the Harsco Infrastructure and Harsco Metals &
Minerals Segments. Amounts for 2011 and 2012 exclude proceeds received from assets sold under restructuring programs. Amounts for 2007 and 2009 exclude amounts related to the sale of the Company's former Gas Technologies business group.
Year Ended December 31
The Company's management believes that free cash flow, a non-GAAP financial measure, is meaningful to investors because management reviews cash flows generated from operations less capital expenditures net of asset sales proceeds.  It is important to note that free cash flow does not represent the total residual cash flow available for discretionary expenditures since other non-discretionary expenditures, such as mandatory debt service requirements, are not deducted from the measure. This measure should be considered in addition to, rather than as a substitute for, other information provided in accordance with GAAP.
Maintenance capital expenditures are necessary to sustain the Company’s current revenue streams and include contract renewals.
Growth capital expenditures, for which management has discretion as to amount, timing and geographic placement, expand the Company's revenue base and create additional future cash flow.
Capital expenditures for strategic ventures represent the partner’s share of capital expenditures in certain ventures consolidated in the Company’s financial statements.

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© 2013 Harsco Corporation, All Rights Reserved.
Non-GAAP Reconciliation
Adjusted Return on Invested Capital (a)
(in thousands)
2007 2008 2009 2010 2011 2012
Net income (loss), as reported 299,492 $      240,945 $      118,777 $      6,754 $          (11,510) $       (254,612) $
Special items:
- Goodwill impairment charge - Harsco Infrastructure -                   -                   -                   -                   -                   265,038
- Restructuring charges (b) -                   -                   -                   84,440           100,780         94,498
- Charges to exit Harsco Metals & Minerals contract (c) -                   -                   -                   -                   -                   7,645
- Gains associated with exited countries (d) -                   -                   -                   -                   -                   (10,906)
- Former CEO separation expense -                   -                   -                   -                   -                   4,125
- Gains on pension curtailment -                   -                   -                   -                   -                   (1,716)
- One-time Harsco Rail benefit (e) -                   -                   -                   -                   (7,966)            -
- Taxes on above special items -                   -                   -                   (21,806)          (14,171)          (9,070)
- Non-cash tax charge (f) -                   -                   -                   -                   36,833           -
Adjusted net income 299,492 $      240,945 $      118,777 $      69,388 $        103,966 $      95,002 $
Total equity 1,566,119 $   1,413,676 $   1,509,834 $   1,468,145 $   1,219,918 $   861,624 $
Plus long-term debt 1,012,087      891,817         901,734         849,724         853,800         957,428
Total capital 2,578,206 $   2,305,493 $   2,411,568 $   2,317,869 $   2,073,718 $   1,819,052 $
Adjusted return on invested capital 11.6% 10.5% 4.9% 3.0% 5.0% 5.2%
(a)
(b)
(c)
(d)
(e)
(f)
Year Ended December 31
Reduction of estimated costs related to the first phase of Harsco Rail's large China order.
The Company's management believes return on invested capital excluding special items, a non-GAAP financial measure, is meaningful to investors in evaluating the efficiency and effectiveness of the Company's long-term capital investments. Exclusion of special items permits evaluation and comparison of results for the Company's core business operations, and it is on this basis that management internally assesses the Company's performance. This measure should be considered in addition to, rather than as a substitute for, other information provided in accordance with GAAP.
Non-cash tax charge against U.K. deferred tax assets.
Charges resulting from the Company's previously announced Fourth Quarter 2010 Harsco Infrastructure and 2011/2012 Restructuring
Programs.
Charges as a result of exiting an underperforming contract in Harsco Metals & Minerals.
Non-cash gains related to the closure of operations in certain countries in Harsco Infrastructure.

**Adjusted Operating Income Margin (a)**

| ($ in thousands) | Year Ended December 31 2010 | 2011 | 2012 |
|---|---|---|---|
| **Harsco Metals & Minerals** | | | |
| Operating income, as reported | $ 117,915 | $ 109,593 | $ 85,523 |
| Special items: | | | |
| - Restructuring charges (b) | - | 12,775 | 5,473 |
| - Charges to exit Harsco Metals & Minerals contract (c) | - | - | 7,645 |
| - Gains on pension curtailment | - | - | (1,716) |
| Operating income excluding special items | $ 117,915 | $ 122,368 | $ 96,925 |
| Revenues, as reported | $ 1,461,531 | $ 1,588,302 | $ 1,404,103 |
| Operating margin excluding special items - % | 8.1% | 7.7% | 6.9% |
| **Harsco Infrastructure** | | | |
| Operating income (loss), as reported | $ (145,346) | $ (125,555) | $ (368,657) |
| Special items: | | | |
| - Goodwill impairment charge | - | - | 265,038 |
| - Restructuring charges (b) | 84,440 | 87,604 | 88,587 |
| - Gains associated with exited countries (d) | - | - | (10,906) |
| Operating income (loss) excluding special items | $ (60,906) | $ (37,951) | $ (25,938) |
| Revenues, as reported | $ 1,031,807 | $ 1,108,293 | $ 937,293 |
| Operating margin excluding special items - % | -5.9% | -3.4% | -2.8% |
| **Harsco Rail** | | | |
| Operating income, as reported | $ 66,124 | $ 58,746 | $ 56,079 |
| Special items: | | | |
| - Restructuring charges (b) | - | 50 | 67 |
| - One-time Harsco Rail benefit (e) | - | (7,966) | - |
| Operating income excluding special items | $ 66,124 | $ 50,830 | $ 56,146 |
| Revenues, as reported | $ 313,262 | $ 300,029 | $ 352,036 |
| Operating margin excluding special items - % | 21.1% | 16.9% | 15.9% |

(a) The Company's management believes operating income (loss) and operating margin excluding special items, which are non-GAAP financial measures, are meaningful to investors because they provide an overall understanding of the Company's historical and future prospects. Exclusion of special items permits evaluation and comparison of results for the Company's core business operations, and it is on this basis that management internally assesses the Company's performance. This measure should be considered in addition to, rather than as a substitute for, other information provided in accordance with GAAP.

HARSCO

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